STATEMENT OF INVESTMENTS
BNY Mellon Global Fixed Income Fund

March 31, 2020 (Unaudited)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 97.2%
Australia - .7%
Driver Australia Four Trust, Ser. 4, Cl. A, 1 Month BBSW +.95%	AUD	1.41	8/21/2025	357,173	[b]	219,472
Driver Australia Six Trust, Ser. 6, Cl. A, 1 Month BBSW +.90%	AUD	1.70	12/21/2027	9,969,542	[b]	6,136,712
Queensland Treasury, Govt. Gtd. Bonds	AUD	1.75	7/20/2034	22,335,000	[c]	13,574,255
					19,930,439
British Virgin - .4%
Sinopec Group Overseas Development, Gtd. Notes		2.50	8/8/2024	12,840,000	[c]	12,873,326
Canada - 2.3%
Canadian Pacer Auto Receivables Trust, Ser. 2017-1A, Cl. A4		2.29	1/19/2022	6,275,000	[c]	6,200,649
CNH Capital Canada Receivables Trust, Ser. 2017-1A, Cl. A2	CAD	1.71	5/15/2023	3,290,926	[c]	2,325,325
Enbridge, Gtd. Notes		4.00	11/15/2049	7,900,000		7,133,156
Ford Auto Securitization Trust, Ser. 2017-R5A, Cl. A3	CAD	2.38	3/15/2023	4,550,000	[c]	3,224,380
Ford Auto Securitization Trust, Ser. 2018-AA, Cl. A3	CAD	2.71	9/15/2023	8,175,000	[c]	5,803,187
Ford Auto Securitization Trust, Ser. 2018-BA, Cl. A3	CAD	2.84	1/15/2024	10,425,000	[c]	7,408,839
GMF Canada Leasing Trust, Ser. 2017-1A, Cl. A3	CAD	2.47	9/20/2022	297,060	[c]	211,075
Golden Credit Card Trust, Ser. 2018-4A, Cl. A		3.44	10/15/2025	8,500,000	[c]	8,464,456
MBarc Credit Canada, Ser. 2019-AA, Cl. A3	CAD	2.72	10/16/2023	8,405,000	[c]	5,987,898
Royal Bank of Canada, Sr. Unscd. Notes		2.55	7/16/2024	8,700,000		8,877,759
Securitized Term Auto Receivables Trust, Ser. 2019-1A, Cl. A3		2.99	2/27/2023	10,100,000	[c]	10,068,030
Teck Resources, Sr. Unscd. Notes		6.25	7/15/2041	1,870,000		1,624,105
					67,328,859
Cayman Islands - 2.4%
Allegro CLO III, Ser. 2015-1A, Cl. AR, 3 Month LIBOR +.84%		2.63	7/25/2027	6,890,357	[b,c]	6,731,217
Barings CLO, Ser. 2013-IA, Cl. AR, 3 Month LIBOR +.80%		2.62	1/20/2028	5,530,000	[b,c]	5,220,563
CK Hutchison Europe Finance 18, Gtd. Bonds	EUR	1.25	4/13/2025	2,045,000		2,236,198

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 97.2% (continued)
Cayman Islands - 2.4% (continued)
CK Hutchison Finance 16 II, Gtd. Bonds	EUR	0.88	10/3/2024	5,185,000		5,598,118
DP World Crescent, Sr. Unscd. Notes		3.75	1/30/2030	2,575,000	[d]	2,147,550
Dryden 41 Senior Loan Fund CLO, Ser. 2015-41A, Cl. AR , 3 Month LIBOR +.97%		2.80	4/15/2031	6,975,000	[b,c]	6,608,694
Dryden XXVI Senior Loan Fund, Ser. 2013-26A, Cl. AR, 3 Month LIBOR +.90%		2.73	4/15/2029	8,000,000	[b,c]	7,758,584
Madison Park Funding XXX CLO, Ser. 2018-30A, Cl. A, 3 Month LIBOR +.75%		2.58	4/15/2029	7,825,000	[b,c]	7,546,461
Magnetite XVII CLO, Ser. 2016-17A, Cl. AR, 3 Month LIBOR +1.10%		2.92	7/20/2031	8,025,000	[b,c]	7,617,017
Milos CLO, Ser. 2017-1A, Cl. AR, 3 Month LIBOR +1.07%		2.76	10/20/2030	7,150,000	[b,c]	6,805,892
Taconic Park CLO, Ser. 2016-1A, Cl. A1R, 3 Month LIBOR +1.00%		2.25	1/20/2029	7,150,000	[b,c]	6,917,039
Voya CLO, Ser. 2019-1A, Cl. AR, 3 Month LIBOR +1.06%		2.57	4/15/2031	4,025,000	[b,c]	3,801,870
					68,989,203
Chile - .1%
Inversiones CMPC, Gtd. Notes		3.85	1/13/2030	2,825,000	[c]	2,557,331
China - 1.9%
China, Bonds, Ser. 1827	CNY	3.25	11/22/2028	191,700,000		28,175,016
China Development Bank, Unscd. Bonds, Ser. 1905	CNY	3.48	1/8/2029	178,000,000		25,737,739
					53,912,755
Colombia - .3%
Colombia, Sr. Unscd. Bonds		4.00	2/26/2024	7,600,000		7,719,016
Croatia - .2%
Croatia, Sr. Unscd. Bonds	EUR	2.75	1/27/2030	6,050,000		7,042,871
Cyprus - .6%
Cyprus, Sr. Unscd. Notes	EUR	1.25	1/21/2040	4,345,000		4,528,372
Cyprus, Sr. Unscd. Notes	EUR	2.75	5/3/2049	8,970,000		12,305,127
					16,833,499
Egypt - .3%
Egypt, Sr. Unscd. Bonds	EUR	4.75	4/16/2026	3,000,000		2,851,795
Egypt, Sr. Unscd. Notes		6.13	1/31/2022	2,800,000	[d]	2,706,396
Egypt, Sr. Unscd. Notes		6.20	3/1/2024	1,550,000	[c]	1,449,301
Egypt, Sr. Unscd. Notes		7.05	1/15/2032	3,390,000		2,756,206
					9,763,698
France - 1.6%
AXA, Sub. Notes	EUR	5.25	4/16/2040	3,500,000		3,860,783
BNP Paribas, Sr. Unscd. Notes	EUR	1.13	10/10/2023	6,915,000		7,467,044

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 97.2% (continued)
France - 1.6% (continued)
Credit Agricole, Sub. Notes		3.25	1/14/2030	7,250,000		6,870,205
Credit Agricole Home Loan SFH, Covered Notes	EUR	1.25	3/24/2031	6,700,000		8,188,981
Engie, Jr. Sub. Bonds	EUR	1.38	1/16/2023	7,300,000		7,667,113
Orange, Sr. Unscd. Notes	EUR	0.00	9/4/2026	12,100,000		12,409,788
					46,463,914
Germany - .3%
Allianz, Jr. Sub. Bonds	EUR	3.38	9/18/2024	3,100,000	[d]	3,503,427
Allianz, Sub. Notes	EUR	5.63	10/17/2042	4,300,000		5,173,923
					8,677,350
Hungary - .3%
Hungary, Sr. Unscd. Notes		7.63	3/29/2041	4,775,000		7,473,329
Indonesia - .6%
Indonesia, Sr. Unscd. Notes	EUR	1.40	10/30/2031	3,870,000		3,696,281
Indonesia, Sr. Unscd. Notes	EUR	3.75	6/14/2028	3,130,000		3,675,743
Indonesia Asahan Aluminium, Sr. Unscd. Notes		5.23	11/15/2021	3,650,000	[c]	3,677,375
Perusahaan Listrik Negara, Sr. Unscd. Notes	EUR	1.88	11/5/2031	5,100,000		5,146,970
					16,196,369
Ireland - .3%
AerCap Global Aviation Trust, Gtd. Notes		2.88	8/14/2024	3,105,000		2,508,313
AerCap Global Aviation Trust, Gtd. Notes		4.45	10/1/2025	2,900,000		2,558,480
Ireland, Bonds	EUR	2.00	2/18/2045	2,150,000		3,080,678
					8,147,471
Israel - .3%
Israel, Sr. Unscd. Bonds		2.75	7/3/2030	8,425,000		8,425,000
Italy - 1.4%
Italy, Sr. Unscd. Notes		2.88	10/17/2029	15,400,000		14,736,146
Italy Buoni Poliennali Del Tesoro, Sr. Unscd. Bonds	EUR	4.00	2/1/2037	18,300,000	[c]	25,685,944
					40,422,090
Ivory Coast - .2%
Ivory Coast, Sr. Unscd. Notes	EUR	5.88	10/17/2031	7,125,000		6,747,726
Japan - 12.5%
Japan, Bonds, Ser. 19	JPY	0.10	9/10/2024	6,227,109,000	[e]	57,797,301
Japan, Bonds, Ser. 20	JPY	0.10	3/10/2025	6,312,536,700	[e]	58,678,265
Japan, Bonds, Ser. 21	JPY	0.10	3/10/2026	3,639,166,540	[e]	33,861,764
Japan, Bonds, Ser. 22	JPY	0.10	3/10/2027	6,776,253,169	[e]	63,020,257
Japan, Bonds, Ser. 23	JPY	0.10	3/10/2028	8,891,202,300	[e]	82,813,663
Japan (20 Year Issue), Bonds, Ser. 156	JPY	0.40	3/20/2036	1,725,650,000		16,333,323

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 97.2% (continued)
Japan - 12.5% (continued)
OSCAR US Funding Trust VI, Ser. 2017-1A, Cl. A4		3.30	5/10/2024	3,560,000	[c]	3,608,699
OSCAR US Funding Trust VII, Ser. 2017-2A, Cl. A3		2.45	12/10/2021	1,242,612	[c]	1,244,678
OSCAR US Funding Trust VII, Ser. 2017-2A, Cl. A4		2.76	12/10/2024	8,430,000	[c]	8,596,976
OSCAR US Funding Trust VIII, Ser. 2018-1A, Cl. A4		3.50	5/12/2025	7,750,000	[c]	8,066,280
OSCAR US Funding X, Ser. 2019-1A, Cl. A4		3.27	5/11/2026	6,750,000	[c]	7,098,609
OSCAR US Funding XI, Ser. 2019-2A, Cl. A4		2.68	9/10/2026	9,520,000	[c]	9,838,297
Takeda Pharmaceutical, Sr. Unscd. Bonds	EUR	3.00	11/21/2030	6,500,000		7,503,390
					358,461,502
Kazakhstan - .7%
Development Bank of Kazakhstan, Sr. Unscd. Notes		4.13	12/10/2022	2,025,000		1,989,320
Kazakhstan, Sr. Unscd. Notes	EUR	0.60	9/30/2026	14,330,000	[d]	14,502,261
KazMunayGas National, Sr. Unscd. Notes		6.38	10/24/2048	4,290,000		4,266,405
					20,757,986
Kenya - .2%
Kenya, Sr. Unscd. Notes		6.88	6/24/2024	2,550,000		2,440,536
Kenya, Sr. Unscd. Notes		7.25	2/28/2028	4,650,000	[c]	4,348,048
					6,788,584
Luxembourg - 1.0%
CK Hutchison Group Telecom Finance, Gtd. Notes	EUR	1.13	10/17/2028	8,670,000		8,861,515
DH Europe Finance II, Gtd. Bonds	EUR	0.20	3/18/2026	6,120,000		6,250,573
DH Europe Finance II, Gtd. Notes		2.60	11/15/2029	6,525,000		6,384,545
Gazprom OAO Via Gaz Capital, Sr. Unscd. Bonds	EUR	2.50	3/21/2026	4,150,000		4,548,566
Medtronic Global Holdings, Gtd. Notes	EUR	1.63	3/7/2031	2,000,000		2,195,359
					28,240,558
Malaysia - .3%
Malaysia, Bonds, Ser. 219	MYR	3.89	8/15/2029	37,430,000		9,027,278
Mexico - .3%
Infraestructura Energetica Nova, Sr. Unscd. Notes		4.88	1/14/2048	3,950,000		3,079,795
Petroleos Mexicanos, Gtd. Notes	EUR	5.13	3/15/2023	4,560,000		4,334,925
					7,414,720
Netherlands - 3.0%
ABN AMRO Bank, Sub. Notes	EUR	2.88	1/18/2028	3,700,000		4,008,191
ABN AMRO Bank, Sub. Notes		4.75	7/28/2025	5,100,000	[c]	5,142,533

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 97.2% (continued)
Netherlands - 3.0% (continued)
Cooperatieve Rabobank, Sub. Bonds	EUR	2.50	5/26/2026	6,180,000		6,747,726
EDP Finance, Sr. Unscd. Notes	EUR	0.38	9/16/2026	5,815,000		5,999,583
Enel Finance International, Gtd. Notes	EUR	0.38	6/17/2027	7,275,000	[d]	7,474,146
Equate Petrochemical, Gtd. Notes		3.00	3/3/2022	5,295,000		5,107,006
Iberdrola International, Gtd. Notes	EUR	1.13	1/27/2023	1,400,000		1,559,708
Iberdrola International, Gtd. Notes	EUR	2.63	3/26/2024	5,600,000		6,118,789
ING Groep, Sub. Bonds	EUR	2.00	3/22/2030	4,600,000		4,832,052
ING Groep, Sub. Notes	EUR	3.00	4/11/2028	5,200,000		5,708,553
Mamoura Diversified Global Holding, Gtd. Notes		2.50	11/7/2024	3,550,000		3,392,920
Petrobras Global Finance, Gtd. Notes		5.09	1/15/2030	2,185,000	[c]	2,002,006
VEON Holdings, Sr. Unscd. Notes		3.95	6/16/2021	8,050,000		8,019,410
VEON Holdings, Sr. Unscd. Notes		4.00	4/9/2025	8,535,000		8,140,256
Volkswagen International Finance, Gtd. Bonds, Ser. 10Y	EUR	1.88	3/30/2027	6,800,000	[d]	7,142,283
WPC Eurobond, Gtd. Bonds	EUR	2.25	7/19/2024	2,975,000		3,318,913
WPC Eurobond, Gtd. Notes	EUR	1.35	4/15/2028	2,200,000		2,133,512
WPC Eurobond, Gtd. Notes	EUR	2.13	4/15/2027	685,000		730,500
					87,578,087
Nigeria - .1%
Nigeria, Sr. Unscd. Notes		5.63	6/27/2022	3,550,000		3,091,823
Norway - .4%
Aker BP, Sr. Unscd. Notes		3.00	1/15/2025	4,575,000	[c]	3,643,902
Aker BP, Sr. Unscd. Notes		3.75	1/15/2030	1,950,000	[c]	1,468,002
Equinor, Gtd. Notes		3.25	11/18/2049	7,350,000		7,272,027
					12,383,931
Panama - .5%
Panama, Sr. Unscd. Notes		4.50	4/1/2056	12,655,000		13,825,587
Philippines - .7%
Philippine, Sr. Unscd. Notes	EUR	0.00	2/3/2023	8,600,000		8,989,826
Philippine, Sr. Unscd. Notes	EUR	0.88	5/17/2027	3,000,000		3,054,774
Philippine, Sr. Unscd. Bonds		3.70	2/2/2042	6,050,000		6,707,776
					18,752,376
Portugal - 1.2%
Portugal, Sr. Unscd. Bonds	EUR	3.88	2/15/2030	24,000,000	[c]	34,119,076
Romania - .2%
Romania, Sr. Unscd. Notes	EUR	2.50	2/8/2030	5,745,000	[c]	6,313,540
Senegal - .4%
Senegal, Sr. Unscd. Bonds	EUR	4.75	3/13/2028	12,025,000		12,089,992
Singapore - .7%
Singapore, Bonds	SGD	2.63	5/1/2028	9,000,000		7,015,865
Temasek Financial I, Gtd. Notes	EUR	1.25	11/20/2049	11,125,000		12,280,695
					19,296,560

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 97.2% (continued)
South Korea - .6%
Korea, Bonds, Ser. 2812	KRW	2.38	12/10/2028	11,350,200,000		9,957,280
Korea, Bonds, Ser. 4903	KRW	2.00	3/10/2049	8,000,000,000		7,056,011
					17,013,291
Spain - 3.1%
Banco Santander, Covered Notes	EUR	0.88	5/9/2031	6,800,000	[d]	7,929,686
Spain, Bonds	EUR	0.60	10/31/2029	59,100,000	[c]	65,021,044
Spain, Sr. Unscd. Bonds	EUR	2.90	10/31/2046	6,370,000	[c]	9,210,330
Telefonica Emisiones, Gtd. Notes	EUR	1.53	1/17/2025	5,300,000	[d]	5,959,337
					88,120,397
Sri Lanka - .1%
Sri Lanka, Sr. Unscd. Notes		6.25	10/4/2020	3,025,000		2,238,500
Supranational - 1.1%
Arab Petroleum Investments, Sr. Unscd. Notes		4.13	9/18/2023	9,760,000	[c]	9,789,623
Banque Ouest Africaine de Developpement, Sr. Unscd. Notes		5.00	7/27/2027	7,720,000		7,243,444
Corp. Andina de Fomento, Sr. Unscd. Notes		3.25	2/11/2022	8,250,000		8,584,620
The African Export-Import Bank, Sr. Unscd. Notes		5.25	10/11/2023	7,500,000		7,456,028
					33,073,715
Switzerland - .2%
Credit Suisse Group, Sr. Unscd. Notes		4.28	1/9/2028	5,725,000	[c]	5,874,786
Thailand - 1.1%
Thailand, Bonds	THB	2.88	12/17/2028	435,700,000		14,820,800
Thailand, Sr. Unscd. Bonds	THB	2.13	12/17/2026	492,750,000		15,867,290
					30,688,090
Turkey - .3%
Turkey, Sr. Unscd. Notes		5.60	11/14/2024	8,150,000		7,505,123
Ukraine - .6%
Ukraine, Sr. Unscd. Notes		0.00	5/31/2040	4,100,000		3,036,460
Ukraine, Sr. Unscd. Notes	EUR	4.38	1/27/2030	5,920,000	[c]	5,255,980
Ukraine, Sr. Unscd. Notes		7.75	9/1/2022	4,250,000		4,042,728
Ukraine, Sr. Unscd. Notes		7.75	9/1/2020	6,150,000		6,049,712
					18,384,880
United Arab Emirates - .3%
Abu Dhabi Crude Oil Pipeline, Sr. Scd. Bonds		4.60	11/2/2047	4,650,000	[c]	4,632,754
DP World, Sr. Unscd. Notes		6.85	7/2/2037	4,040,000		3,886,480
					8,519,234
United Kingdom - 3.2%
Anglo American Capital, Gtd. Notes	EUR	1.63	3/11/2026	2,760,000		2,676,591
Anglo American Capital, Gtd. Notes	EUR	1.63	9/18/2025	1,950,000	[d]	1,910,795

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 97.2% (continued)
United Kingdom - 3.2% (continued)
Barclays, Jr. Sub. Bonds		7.88	3/15/2022	2,675,000		2,461,000
Barclays, Sr. Unscd. Notes		4.97	5/16/2029	8,125,000		8,783,251
BAT International Finance, Gtd. Notes	EUR	2.25	1/16/2030	6,900,000		7,007,265
HSBC Holdings, Sr. Unscd. Notes		4.95	3/31/2030	11,200,000		12,366,576
Lanark Master Issuer, Ser. 2019-1A, Cl. 1A1, 3 Month LIBOR +.77%		2.45	12/22/2069	5,740,000	[b,c]	5,651,793
Lanark Master Issuer, Ser. 2020-1A, Cl. 1A		2.28	12/22/2069	5,600,000	[c]	5,614,000
Lloyds Banking Group, Sr. Unscd. Notes		3.75	1/11/2027	6,305,000		6,385,459
Penarth Master Issuer, Ser. 2018-2A, Cl. A1, 1 Month LIBOR +.45%		1.06	9/18/2022	7,800,000	[b,c]	7,700,897
Permanent Master Issuer, Ser. 2019-1A, Cl. 1A1, 3 Month LIBOR +.55%		2.38	7/15/2058	7,420,000	[b,c]	7,329,654
Royal Bank of Scotland Group, Sub. Bonds		6.13	12/15/2022	2,920,000		3,015,694
Silverstone Master Issuer, Ser. 2019-1A, Cl. 2A, 3 Month SONIO +.75%	GBP	1.24	1/21/2070	6,640,000	[b,c]	8,087,138
Silverstone Master Issuer, Ser. 2020-1A, Cl. 1A, 3 Month SONIO +.47%	GBP	0.96	1/21/2070	6,550,000	[b,c]	7,936,242
Vodafone Group, Jr. Sub. Bonds	EUR	3.10	1/3/2079	4,100,000		4,365,523
					91,291,878
United States - 50.2%
Abbott Laboratories, Sr. Unscd. Notes		3.75	11/30/2026	1,616,000		1,808,179
AbbVie, Sr. Unscd. Bonds	EUR	1.38	5/17/2024	1,230,000		1,359,819
AbbVie, Sr. Unscd. Notes		2.95	11/21/2026	2,115,000	[c]	2,159,946
AbbVie, Sr. Unscd. Notes		4.25	11/21/2049	2,600,000	[c]	2,840,878
AEP Transmission, Sr. Unscd. Notes		3.10	12/1/2026	3,680,000		3,834,003
AES, Sr. Unscd. Notes		5.13	9/1/2027	485,000		488,895
AES, Sr. Unscd. Notes		6.00	5/15/2026	1,985,000		1,966,242
Amazon.com, Sr. Unscd. Notes		3.15	8/22/2027	11,875,000		13,035,836
American Electric Power, Sr. Unscd. Notes		3.25	3/1/2050	4,800,000		4,228,767
American Express, Sr. Unscd. Notes		2.50	7/30/2024	7,700,000		7,809,702
American Homes 4 Rent Trust, Ser. 2014-SFR3, Cl. A		3.68	12/17/2036	4,097,239	[c]	4,087,075
American International Group, Sr. Unscd. Notes		4.20	4/1/2028	2,790,000		2,933,649
AmeriCredit Automobile Receivables Trust, Ser. 2020-1, Cl. C		1.59	10/20/2025	8,725,000		8,197,918
Anheuser-Busch Inbev Worldwide, Gtd. Notes		4.00	4/13/2028	3,810,000		4,030,950
Apple, Sr. Unscd. Notes		3.25	2/23/2026	8,895,000		9,706,672

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 97.2% (continued)
United States - 50.2% (continued)
AT&T, Sr. Unscd. Notes	EUR	0.25	3/4/2026	4,725,000		4,853,818
AT&T, Sr. Unscd. Notes	EUR	1.80	9/14/2039	3,680,000	[d]	3,369,169
AT&T, Sr. Unscd. Notes	EUR	2.35	9/5/2029	300,000		341,492
Bank, Ser. 2018-BN13, Cl. A5		4.22	8/15/2061	3,300,000		3,796,072
Bank, Ser. 2019-BN19, Cl. A2		2.93	8/15/2061	7,850,000		8,328,019
Bank, Ser. 2019-BN24, Cl. AS		3.28	11/15/2062	7,400,000		7,155,443
Bank of America, Sr. Unscd. Notes		3.37	1/23/2026	3,375,000		3,516,212
Bank of America, Sr. Unscd. Notes		3.97	3/5/2029	5,895,000		6,375,466
Bank of America, Sr. Unscd. Notes		4.08	3/20/2051	21,950,000		24,984,623
BBCMS Mortgage Trust, Ser. 2019-BWAY, Cl. A, 1 Month LIBOR +.96%		1.66	11/25/2034	6,400,000	[b,c]	6,004,013
BBCMS Trust, Ser. 2013-TYSN, Cl. A2		3.76	9/5/2032	1,245,000	[c]	1,243,814
Bear Stearns Commercial Mortgage Securities Trust, Ser. 2005-PW10, Cl. AJ		5.78	12/11/2040	186,384		186,192
Benchmark Mortgage Trust, Ser. 2019-B15, Cl. A5		2.93	12/15/2072	8,075,000		8,558,379
Benchmark Mortgage Trust, Ser. 2020-B16, Cl. AM		2.94	2/15/2053	8,050,000		7,968,515
Berkshire Hathaway, Sr. Unscd. Notes	EUR	0.00	3/12/2025	6,620,000	[d]	6,931,217
BX Commercial Mortgage Trust, Ser. 2020-BXLP, Cl. A, 1 Month LIBOR +.80%		1.50	12/15/2036	9,880,000	[b,c]	9,336,062
CAMB Commercial Mortgage Trust, Ser. 2019-LIFE, Cl. A, 1 Month LIBOR +1.07%		1.77	12/15/2037	6,350,000	[b,c]	5,951,416
Cameron LNG, Sr. Scd. Notes		2.90	7/15/2031	8,575,000	[c]	7,542,193
CarMax Auto Owner Trust, Ser. 2018-1, Cl. D		3.37	7/15/2024	1,360,000		1,259,909
CarMax Auto Owner Trust, Ser. 2019-3, Cl. B		2.50	4/15/2025	3,445,000		3,421,320
CarMax Auto Owner Trust, Ser. 2019-3, Cl. C		2.60	6/16/2025	3,065,000		3,052,621
Carrier Global, Gtd. Notes		2.49	2/15/2027	6,020,000	[c]	5,774,064
Carrier Global, Gtd. Notes		2.72	2/15/2030	2,035,000	[c]	1,884,373
CCO Holdings, Sr. Unscd. Notes		4.50	8/15/2030	4,105,000	[c]	4,045,991
CCO Holdings, Sr. Unscd. Notes		5.88	4/1/2024	1,710,000	[c]	1,759,171
CCUBS Commercial Mortgage Trust, Ser. 2017-C1, Cl. A4		3.54	11/15/2050	7,326,000		7,836,448
Centene, Sr. Unscd. Notes		3.38	2/15/2030	1,625,000	[c]	1,517,344
CenturyLink, Sr. Scd. Notes		4.00	2/15/2027	900,000	[c]	866,250
CGDB Commercial Mortgage Trust, Ser. 2019-MOB, Cl. A, 1 Month LIBOR +.95%		1.65	11/15/2036	5,750,000	[b,c]	5,352,219

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 97.2% (continued)
United States - 50.2% (continued)
CHC Commercial Mortgage Trust, Ser. 2019-CHC, Cl. A, 1 Month LIBOR +1.12%		1.82	6/15/2034	8,961,330	[b,c]	8,511,889
CHC Commercial Mortgage Trust, Ser. 2019-CHC, Cl. B, 1 Month LIBOR +1.50%		2.20	6/15/2034	3,385,392	[b,c]	3,256,065
Cheniere Corpus Christi Holdings, Sr. Scd. Notes		3.70	11/15/2029	9,515,000	[c]	7,156,449
Cheniere Energy Partners, Gtd. Notes		4.50	10/1/2029	5,150,000	[c]	4,612,083
Cheniere Energy Partners, Sr. Scd. Notes		5.25	10/1/2025	3,935,000		3,688,944
Cigna, Sr. Unscd. Notes		3.40	3/15/2050	8,525,000		8,232,875
Comcast, Gtd. Notes	EUR	0.75	2/20/2032	5,050,000		5,015,851
Comcast, Gtd. Notes		2.65	2/1/2030	5,575,000	[d]	5,754,295
Comcast, Gtd. Notes		3.75	4/1/2040	5,775,000		6,396,002
Commercial Mortgage Trust, Ser. 2014-CR16, Cl. A3		3.78	4/10/2047	8,988,662		9,524,681
Conagra Brands, Sr. Unscd. Notes		3.80	10/22/2021	3,200,000		3,227,598
Concho Resources, Gtd. Notes		3.75	10/1/2027	3,750,000		3,190,180
Consolidated Edison Company of New York, Sr. Unscd. Debs., Ser. 20B		3.95	4/1/2050	17,240,000		18,032,052
Consumer Loan Underlying Bond CLUB Credit Trust, Ser. 2019-P2, Cl. A		2.47	10/15/2026	3,466,914	[c]	3,271,896
Crown Castle International, Sr. Unscd. Notes		3.15	7/15/2023	3,150,000		3,167,236
Crown Castle International, Sr. Unscd. Notes		3.30	7/1/2030	5,925,000		5,876,356
CVS Health, Sr. Unscd. Notes		3.75	4/1/2030	7,150,000		7,413,113
CVS Health, Sr. Unscd. Notes		4.25	4/1/2050	4,975,000		5,194,191
CVS Health, Sr. Unscd. Notes		4.30	3/25/2028	7,170,000		7,629,625
CVS Health, Sr. Unscd. Notes		5.05	3/25/2048	2,540,000		2,895,714
CyrusOne, Gtd. Notes	EUR	1.45	1/22/2027	2,575,000		2,492,824
CyrusOne, Gtd. Notes		2.90	11/15/2024	1,280,000		1,264,365
CyrusOne, Gtd. Notes		3.45	11/15/2029	3,400,000		3,020,084
Danaher, Sr. Unscd. Notes	EUR	2.50	3/30/2030	2,025,000		2,322,730
Dell Equipment Finance Trust, Ser. 2018-1, Cl. B		3.34	6/22/2023	2,090,000	[c]	2,099,747
Dell Equipment Finance Trust, Ser. 2018-2, Cl. C		3.72	10/22/2023	4,200,000	[c]	4,247,938
Dell International, Sr. Scd. Notes		6.02	6/15/2026	4,650,000	[c]	4,957,707
Diamondback Energy, Gtd. Notes		2.88	12/1/2024	7,000,000		4,905,321
Diamondback Energy, Gtd. Notes		5.38	5/31/2025	3,325,000		2,459,659
Digital Euro Finco, Gtd. Bonds	EUR	2.63	4/15/2024	5,814,000	[d]	6,638,427

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 97.2% (continued)
United States - 50.2% (continued)
Dollar Tree, Sr. Unscd. Notes	4.20	5/15/2028	2,050,000		2,051,336
Drive Auto Receivables Trust, Ser. 2016-CA, Cl. D	4.18	3/15/2024	6,355,791	[c]	6,293,578
Drive Auto Receivables Trust, Ser. 2019-4, Cl. B	2.23	1/16/2024	4,390,000		4,326,413
DT Auto Owner Trust, Ser. 2019-4A, Cl. B	2.36	1/16/2024	4,950,000	[c]	4,859,933
DT Auto Owner Trust, Ser. 2020-1A, Cl. B	2.16	5/15/2024	6,215,000	[c]	6,059,777
Duke Energy, Sr. Unscd. Notes	2.65	9/1/2026	2,800,000		2,785,235
Duke Energy Indiana, First Mortgage Bonds	2.75	4/1/2050	4,540,000		4,192,399
Edison International, Sr. Unscd. Notes	4.13	3/15/2028	2,745,000		2,634,039
Elanco Animal Health, Sr. Unscd. Notes	5.65	8/28/2028	4,325,000		4,573,138
Energy Transfer Operating, Gtd. Notes	4.20	4/15/2027	2,050,000		1,664,277
Energy Transfer Operating, Gtd. Notes	4.50	4/15/2024	2,000,000		1,787,257
Energy Transfer Operating, Gtd. Notes	5.25	4/15/2029	2,700,000		2,291,040
Energy Transfer Operating, Jr. Sub. Debs., Ser. A	6.25	2/15/2023	3,080,000		1,529,975
Energy Transfer Operating, Jr. Sub. Debs., Ser. F	6.75	5/15/2025	2,275,000		1,393,438
Enterprise Fleet Financing, Ser. 2017-3, Cl. A2	2.13	5/22/2023	1,962,340	[c]	1,954,619
Enterprise Fleet Financing, Ser. 2019-3, Cl. A3	2.19	5/20/2025	7,200,000	[c]	7,093,047
Enterprise Products Operating, Gtd. Notes	2.80	1/31/2030	6,325,000		5,783,474
EQT, Sr. Unscd. Notes	3.00	10/1/2022	9,165,000	[d]	7,721,512
Exeter Automobile Receivables Trust, Ser. 2019-3A, Cl. B	2.58	8/15/2023	7,600,000	[c]	7,507,720
Exxon Mobil, Sr. Unscd. Notes	4.23	3/19/2040	6,635,000		7,700,124
Exxon Mobil, Sr. Unscd. Notes	4.33	3/19/2050	21,400,000		26,257,378
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K087, Cl. A2	3.77	12/25/2028	2,400,000	[f]	2,880,051
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K088, Cl. A2	3.69	1/25/2029	7,800,000	[f]	9,322,388

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 97.2% (continued)
United States - 50.2% (continued)
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K104, Cl. A2		2.25	2/25/2052	7,800,000	[f]	8,498,426
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K159, Cl. A2		3.95	11/25/2030	5,140,000	[f]	6,323,609
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. KC02, Cl. A2		3.37	7/25/2025	6,365,000	[f]	6,997,382
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. KF75, Cl. AS, 1 Month SOFRRATE +.55%		2.14	12/25/2029	7,900,000	[b,f]	8,200,336
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. KL3W, Cl. AFLW, 1 Month LIBOR +.45%		1.97	8/25/2025	4,000,000	[b,f]	4,016,632
Federal National Mortgage Association, Ser. 2017-T1, Cl. A		2.90	6/25/2027	7,683,962		8,255,961
Fidelity National Information Services, Sr. Unscd. Notes	EUR	1.50	5/21/2027	4,280,000		4,595,060
First Republic Bank, Sr. Unscd. Notes		1.91	2/12/2024	2,725,000		2,618,889
FirstEnergy, Sr. Unscd. Notes		2.05	3/1/2025	1,500,000		1,455,179
FirstEnergy, Sr. Unscd. Notes		2.65	3/1/2030	6,725,000		6,379,584
General Electric, Sr. Unscd. Bonds	EUR	0.38	5/17/2022	2,935,000		3,104,446
Genesis Energy, Gtd. Notes		7.75	2/1/2028	4,537,000	[d]	3,175,673
GM Financial Automobile Leasing Trust, Ser. 2018-2, Cl. C		3.50	4/20/2022	5,710,000		5,731,141
GM Financial Automobile Leasing Trust, Ser. 2018-3, Cl. B		3.48	7/20/2022	4,715,000		4,741,918
GM Financial Automobile Leasing Trust, Ser. 2018-3, Cl. C		3.70	7/20/2022	7,960,000		7,991,579
GS Mortgage Securities Trust, Ser. 2016-GS2, Cl. A2		2.64	5/10/2049	4,200,000		4,214,488
HCA, Gtd. Notes		3.50	9/1/2030	2,960,000		2,697,659
HCA, Gtd. Notes		5.88	2/1/2029	1,625,000		1,724,531
Healthcare Trust of America Holdings, Gtd. Notes		3.10	2/15/2030	3,485,000		3,124,445
Healthcare Trust of America Holdings, Gtd. Notes		3.50	8/1/2026	3,055,000		3,028,067
HPLY Trust, Ser. 2019-HIT, Cl. A, 1 Month LIBOR +1.00%		1.70	11/15/2036	7,428,510	[b,c]	6,433,203
Intown Hotel Portfolio Trust, Ser. 2018-STAY, Cl. A, 1 Month LIBOR +.70%		1.40	1/15/2033	3,750,000	[b,c]	3,481,406

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 97.2% (continued)
United States - 50.2% (continued)
Intown Hotel Portfolio Trust, Ser. 2018-STAY, Cl. B, 1 Month LIBOR +1.05%		1.75	1/15/2033	2,750,000	[b,c]	2,521,387
Invitation Homes Trust, Ser. 2018-SFR3, Cl. A, 1 Month LIBOR +1.00%		1.80	7/17/2037	6,546,647	[b,c]	6,202,359
JP Morgan Chase Commercial Mortgage Securities Trust, Ser. 2013-C16, Cl. A3		3.88	12/15/2046	4,000,000		4,202,483
JPMorgan Chase & Co., Sr. Unscd. Notes		4.49	3/24/2031	17,300,000		20,096,342
JPMorgan Chase & Co., Sr. Unscd. Notes		3.30	4/1/2026	6,525,000		6,861,637
KeyCorp, Sr. Unscd. Notes		2.25	4/6/2027	8,320,000		7,881,364
KeyCorp Student Loan Trust, Ser. 1999-B, Cl. CTFS, 3 Month LIBOR +.90%		2.58	11/25/2036	3,193	[b]	3,173
Kinder Morgan, Gtd. Notes		4.30	6/1/2025	1,950,000		1,993,732
Kraft Heinz Foods, Gtd. Notes		4.63	1/30/2029	2,920,000		2,949,754
Kraft Heinz Foods, Gtd. Notes		4.88	10/1/2049	1,445,000	[c,d]	1,321,374
Lamar Media, Gtd. Notes		3.75	2/15/2028	6,390,000	[c]	6,037,783
Marsh & McLennan, Sr. Unscd. Bonds	EUR	1.98	3/21/2030	6,970,000		7,545,369
Mastercard, Sr. Unscd. Notes		3.30	3/26/2027	1,775,000		1,931,772
Mastercard, Sr. Unscd. Notes		3.35	3/26/2030	5,665,000		6,308,233
Mastercard, Sr. Unscd. Notes		3.85	3/26/2050	8,850,000		10,853,084
McDonald's, Sr. Unscd. Notes		3.60	7/1/2030	1,800,000	[d]	1,889,103
McDonald's, Sr. Unscd. Notes		4.20	4/1/2050	5,725,000		6,370,739
Metlife, Sr. Unscd. Notes		4.55	3/23/2030	13,275,000		14,961,771
Metropolitan Life Global Funding I, Sr. Scd. Notes		3.00	9/19/2027	5,475,000	[c]	5,386,211
MGM Growth Properties Operating Partnership, Gtd. Notes		5.75	2/1/2027	3,070,000		2,682,413
Microsoft, Sr. Unscd. Notes		4.25	2/6/2047	4,630,000		6,040,071
Morgan Stanley, Sr. Unscd. Notes		4.00	7/23/2025	3,450,000		3,699,422
Morgan Stanley Capital I Trust, Ser. 2019-H7, Cl. A3		3.01	7/15/2052	6,825,000		7,254,607
Morgan Stanley Capital I Trust, Ser. 2019-L2, Cl. A3		3.81	3/15/2052	9,750,000		10,968,174
Navient Private Education Refi Loan Trust, Ser. 2019-A, Cl. A1		3.03	1/15/2043	1,036,393	[c]	1,037,176
Northrop Grumman, Sr. Unscd. Notes		5.25	5/1/2050	14,025,000		19,174,232
NYT Mortgage Trust, Ser. 2019-NYT, Cl. A, 1 Month LIBOR +1.20%		1.90	12/15/2035	7,500,000	[b,c]	7,197,269
Occidental Petroleum, Sr. Unscd. Notes		3.00	2/15/2027	3,480,000		1,658,846

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 97.2% (continued)
United States - 50.2% (continued)
O'Reilly Automotive, Sr. Unscd. Notes		4.20	4/1/2030	4,025,000		4,176,649
PayPal Holdings, Sr. Unscd. Notes		2.40	10/1/2024	6,410,000		6,453,513
PepsiCo, Sr. Unscd. Notes		3.63	3/19/2050	21,700,000	[d]	25,825,255
Pfizer, Sr. Unscd. Notes		3.45	3/15/2029	1,400,000		1,551,179
Plains All American Pipeline, Sr. Unscd. Notes		3.55	12/15/2029	8,200,000		5,634,413
Pricoa Global Funding I, Scd. Notes		2.40	9/23/2024	5,575,000	[c]	5,487,164
Prologis, Sr. Unscd. Notes		2.13	4/15/2027	1,400,000		1,336,182
Prologis, Sr. Unscd. Notes		2.25	4/15/2030	4,535,000		4,165,552
Prosper Marketplace Issuance Trust, Ser. 2018-2A, Cl. A		3.35	10/15/2024	543,152	[c]	539,963
Raytheon Technologies, Sr. Unscd. Bonds	EUR	2.15	5/18/2030	2,775,000		3,336,248
Raytheon Technologies, Sr. Unscd. Notes		4.13	11/16/2028	3,925,000		4,342,111
Republic Services, Sr. Unscd. Notes		2.50	8/15/2024	3,400,000		3,430,105
Reynolds Group Issuer, Gtd. Notes		7.00	7/15/2024	1,610,000	[c]	1,645,219
RMF Buyout Issuance Trust, Ser. 2018-1, Cl. A		3.44	11/25/2028	956,687	[c]	956,242
Santander Retail Auto Lease Trust, Ser. 2019-B, Cl. C		2.77	8/21/2023	3,600,000	[c]	3,124,225
SBA Tower Trust, Scd. Notes		2.84	1/15/2025	8,030,000	[c]	7,941,404
SCF Equipment Leasing, Ser. 2019-1A, Cl. A2		3.23	10/20/2024	2,800,000	[c]	2,768,730
Seasoned Credit Risk Transfer Trust, Ser. 2017-4, Cl. M45T		4.50	6/25/2057	5,254,788		5,703,753
Seasoned Credit Risk Transfer Trust, Ser. 2018-4, Cl. M55D		4.00	3/25/2058	6,818,734		7,302,403
Seasoned Credit Risk Transfer Trust, Ser. 2019-1, Cl. MA		3.50	7/25/2058	9,715,616		10,293,996
Seasoned Credit Risk Transfer Trust, Ser. 2019-3, Cl. M55D		4.00	10/25/2058	4,846,261		5,241,974
Seasoned Loans Structured Transaction, Ser. 2018-2, Cl. A1		3.50	11/25/2028	9,097,281		9,430,517
Seasoned Loans Structured Transaction, Ser. 2019-1, Cl. A2		3.50	5/25/2029	5,000,000		5,217,545
Seasoned Loans Structured Transaction Trust, Ser. 2019-2, Cl. A1C		2.75	9/25/2029	7,990,741		7,888,322
Seasoned Loans Structured Transaction Trust, Ser. 2019-3, Cl. A2C		2.75	11/25/2029	6,425,000		6,620,702
SoFi Consumer Loan Program, Ser. 2016-3, Cl. A		3.05	12/26/2025	59,084	[c]	58,539
Southern California Edison, First Mortgage Bonds		2.85	8/1/2029	8,100,000		7,861,742

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 97.2% (continued)
United States - 50.2% (continued)
Southern California Edison, First Mortgage Bonds	3.65	2/1/2050	6,100,000		5,953,162
Southern Copper, Sr. Unscd. Notes	5.88	4/23/2045	2,510,000		2,676,156
Springleaf Funding Trust, Ser. 2016-AA, Cl. A	2.90	11/15/2029	1,230,491	[c]	1,220,463
Sprint Communications, Sr. Unscd. Notes	7.00	8/15/2020	1,455,000		1,469,186
Sprint Spectrum, Sr. Scd. Notes	4.74	3/20/2025	8,375,000	[c]	8,615,739
Starwood Waypoint Homes Trust, Ser. 2017-1, Cl. A, 1 Month LIBOR +.95%	1.65	1/17/2035	17,318,794	[b,c]	16,196,902
Steel Dynamics, Sr. Unscd. Notes	3.45	4/15/2030	2,550,000		2,324,688
Sunoco Logistics Partners Operations, Gtd. Notes	4.00	10/1/2027	4,575,000		3,628,849
Targa Resources Partners, Gtd. Bonds	5.13	2/1/2025	1,705,000		1,466,078
Target, Sr. Unscd. Notes	2.65	9/15/2030	7,150,000		7,330,720
Tesla Auto Lease Trust, Ser. 2019-A, Cl. B	2.41	12/20/2022	13,400,000	[c]	12,989,023
The Boeing Company, Sr. Unscd. Notes	3.20	3/1/2029	1,280,000		1,184,786
The Estee Lauder Companies, Sr. Unscd. Notes	2.00	12/1/2024	425,000		424,212
The Estee Lauder Companies, Sr. Unscd. Notes	2.38	12/1/2029	3,025,000		2,942,077
The Goldman Sachs Group, Sr. Unscd. Notes	3.69	6/5/2028	4,200,000		4,324,271
The Home Depot, Sr. Unscd. Notes	2.70	4/15/2030	6,400,000		6,530,860
The Home Depot, Sr. Unscd. Notes	3.35	4/15/2050	14,325,000		15,621,284
The Sherwin-Williams Company, Sr. Unscd. Notes	2.30	5/15/2030	2,725,000		2,577,189
The Southern Company, Sr. Unscd. Notes	3.25	7/1/2026	7,725,000		7,808,077
The TJX Companies, Sr. Unscd. Notes	3.50	4/15/2025	13,950,000		14,284,389
The Walt Disney Company, Gtd. Notes	3.70	10/15/2025	2,600,000		2,840,127
The Walt Disney Company, Gtd. Notes	4.70	3/23/2050	13,800,000		18,031,326
Tricon American Homes Trust, Ser. 2016-SFR1, Cl. A	2.59	11/17/2033	12,701,445	[c]	12,588,227
Tricon American Homes Trust, Ser. 2017-SFR2, Cl. A	2.93	1/17/2036	8,276,520	[c]	8,269,263
Tricon American Homes Trust, Ser. 2019-SFR1, Cl. A	2.75	3/17/2038	7,520,000	[c]	7,246,375
Truist Bank, Sub. Notes	3.63	9/16/2025	4,750,000		5,002,197
Truist Financial, Sr. Unscd. Notes	2.50	8/1/2024	5,000,000		4,954,525
U.S. Bancorp, Sr. Unscd. Notes	2.40	7/30/2024	7,575,000		7,588,361

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 97.2% (continued)
United States - 50.2% (continued)
U.S. Treasury Bonds	3.13	5/15/2048	36,680,000		52,019,690
U.S. Treasury Notes	1.13	2/28/2027	20,520,000	[d]	21,335,189
U.S. Treasury Notes	1.50	2/15/2030	57,000,000	[d]	61,456,465
United Rentals North America, Gtd. Notes	4.00	7/15/2030	5,175,000		4,651,031
UnitedHealth Group, Sr. Unscd. Notes	2.38	8/15/2024	4,310,000		4,427,002
UnitedHealth Group, Sr. Unscd. Notes	2.88	8/15/2029	2,155,000		2,276,720
Verizon Communications, Sr. Unscd. Notes	3.15	3/22/2030	3,400,000	[d]	3,663,974
Verizon Communications, Sr. Unscd. Notes	4.00	3/22/2050	10,675,000		12,727,373
Verizon Communications, Sr. Unscd. Notes	4.02	12/3/2029	4,160,000		4,718,127
VICI Properties, Gtd. Notes	3.50	2/15/2025	966,000	[c,d]	897,776
Visa, Sr. Unscd. Notes	1.90	4/15/2027	11,325,000		11,293,063
Visa, Sr. Unscd. Notes	2.05	4/15/2030	2,990,000		2,985,665
VNDO Mortgage Trust, Ser. 2013-PENN, Cl. A	3.81	12/13/2029	10,400,000	[c]	10,400,123
Wells Fargo & Co., Sr. Unscd. Notes	3.00	4/22/2026	6,125,000		6,318,307
Wells Fargo Commercial Mortgage Trust, Ser. 2019-C51, Cl. A4	3.31	6/15/2052	8,200,000		8,841,875
Western Midstream Operating, Sr. Unscd. Notes	3.10	2/1/2025	1,690,000		886,777
Western Midstream Operating, Sr. Unscd. Notes	4.05	2/1/2030	10,075,000		4,456,476
Western Midstream Operating, Sr. Unscd. Notes	4.50	3/1/2028	2,450,000		1,191,092
Western Midstream Operating, Sr. Unscd. Notes	4.65	7/1/2026	1,810,000		923,994
Westlake Automobile Receivables Trust, Ser. 2018-2A, Cl. C	3.50	1/16/2024	8,575,000	[c]	8,566,364
Westlake Automobile Receivables Trust, Ser. 2018-1A, Cl. C	2.92	5/15/2023	4,241,145	[c]	4,196,247
Xcel Energy, Sr. Unscd. Notes	3.50	12/1/2049	5,050,000		4,509,027
Federal Home Loan Mortgage Corp.:
2.50%, 1/1/2029			6,008,295	[f]	6,269,925
3.00%, 2/1/2047			14,689,671	[f]	15,521,736
Federal National Mortgage Association:
3.00%			23,075,000	[f,g]	24,199,005
3.00%, 1/1/2059			11,396,951	[f]	12,141,592
4.50%, 6/1/2051			6,605,649	[f]	7,378,716
5.00%, 1/1/2049-9/1/2049			20,752,053	[f]	22,867,568
Government National Mortgage Association:
3.50%, 9/20/2063			2,534,365		2,560,816

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 97.2% (continued)
United States - 50.2% (continued)
Government National Mortgage Association II:
3.93%, 7/20/2062			125,387		125,763
4.25%, 1/20/2063			1,740,790		1,746,250
				1,442,613,782
Total Bonds and Notes (cost $2,807,221,899)			2,792,969,522
Description /Number of Contracts/Counterparty	Exercise Price	Expiration Date	Notional Amount ($)		Value ($)
Options Purchased - .0%
Put Options - .0%
Russian Ruble, Contracts 32,000,000 Citigroup (cost $309,936)	62.50	7/28/2020	32,000,000		27,925
Description	Annualized Yield (%)	Maturity Date	Principal Amount ($)		Value ($)
Short-Term Investments - 2.8%
U.S. Government Securities
U.S. Treasury Bills	0.00	7/30/2020	22,740,000	[h]	22,732,022
U.S. Treasury Bills	0.95	4/16/2020	58,895,000	[h]	58,893,454
Total Short-Term Investments (cost $81,613,649)			81,625,476
Description	1-Day Yield (%)		Shares		Value ($)
Investment Companies - 1.4%
Registered Investment Companies - 1.4%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $41,139,334)	0.40		41,139,334	[i]	41,139,334

Investment of Cash Collateral for Securities Loaned - 2.0%
Registered Investment Companies - 2.0%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $57,517,458)	0.40		57,517,458	[i]	57,517,458
Total Investments (cost $2,987,802,276)			103.4%	2,973,279,715
Liabilities, Less Cash and Receivables			(3.4%)	(99,089,288)
Net Assets			100.0%	2,874,190,427

BBSW—Bank Bill Swap Rate

EURIBOR—Euro Interbank Offered Rate

LIBOR—London Interbank Offered Rate

SOFRRATE—United States Secured Overnight Financing Rate

SONIO—Sterling Overnight Index Average

AUD—Australian Dollar

CAD—Canadian Dollar

CNY—Chinese Yuan Renminbi

EUR—Euro

GBP—British Pound

JPY—Japanese Yen

KRW—South Korean Won

MYR—Malaysian Ringgit

SGD—Singapore Dollar

THB—Thai Baht

a Amount stated in U.S. Dollars unless otherwise noted above.

b Variable rate security—rate shown is the interest rate in effect at period end.

c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2020, these securities were valued at $691,687,008 or 24.07% of net assets.

d Security, or portion thereof, on loan. At March 31, 2020, the value of the fund’s securities on loan was $144,689,608 and the value of the collateral was $147,921,088, consisting of cash collateral of $57,517,458 and U.S. Government & Agency securities valued at $90,403,630.

e Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

f The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

g Purchased on a forward commitment basis.

h Security is a discount security. Income is recognized through the accretion of discount.

i Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

STATEMENT OF INVESTMENTS
BNY Mellon Global Fixed Income Fund

March 31, 2020 (Unaudited)

The following is a summary of the inputs used as of March 31, 2020 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities: †
Asset-Backed	-	219,775,678	-	219,775,678
Collateralized Loan Obligations	-	59,007,337	-	59,007,337
Collateralized Municipal-Backed Securities	-	46,238,824	-	46,238,824
Commercial Mortgage-Backed	-	313,688,443	-	313,688,443
Corporate Bonds	-	1,181,915,110		1,310,701,496
Foreign Governmental	-	744,721,415	-	744,721,415
Investment Companies	98,656,792	-	-	98,656,792
U.S. Government Agencies Mortgage-Backed	-	92,811,371	-	92,811,371
U.S. Treasury Securities	-	216,436,820	-	216,436,820
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	8,150,079	-	8,150,079
Futures††	5,060,255	-	-	5,060,255
Options Purchased	-	27,925	-	27,925
Swaps††	-	5,212,677	-	5,212,677
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	(18,969,914)	-	(18,969,914)
Futures††	(17,243,931)	-	-	(17,243,931)
Swaps††	-	(11,401,744)	-	(11,401,744)

†  See Statement of Investments for additional detailed categorizations, if any.

††  Amount shown represents unrealized appreciation (depreciation) at period end.

STATEMENT OF FINANCIAL FUTURES
BNY Mellon Global Fixed Income Fund

March 31, 2020 (Unaudited)

Description	Number of Contracts	Expiration	Notional Value ($)	Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Long
Australian 3 Year Bond	765	6/15/2020	55,029,609[a]	55,105,853	76,244
Canadian 10 year Bond	762	6/19/2020	77,655,144[a]	79,670,774	2,015,630
Euro 30 Year Bond	10	6/8/2020	2,422,377[a]	2,314,987	(107,390)
Euro BTP Italian Government Bond	233	6/8/2020	37,419,692[a]	36,338,934	(1,080,758)
Euro-Bobl	585	6/8/2020	87,760,106[a]	87,237,019	(523,087)
Japanese 10 Year Bond	212	6/15/2020	304,648,834[a]	300,812,276	(3,836,558)
Long Term French Government Future	1,048	6/8/2020	194,992,541[a]	193,267,873	(1,724,668)
U.S. Treasury 2 Year Notes	251	6/30/2020	55,305,838	55,316,086	10,248
U.S. Treasury 5 Year Notes	38	6/30/2020	4,758,369	4,763,656	5,287
Futures Short
Australian 10 Year Bond	128	6/15/2020	11,913,395[a]	11,858,008	55,387
Euro-Bond	1,521	6/8/2020	292,283,283[a]	289,387,405	2,895,878
Euro-Schatz	6	6/8/2020	743,987[a]	742,406	1,581
Long Gilt	627	6/26/2020	103,698,198[a]	106,064,323	(2,366,125)
U.S. Treasury 10 Year Notes	1,090	6/19/2020	148,773,552	151,169,375	(2,395,823)
U.S. Treasury Long Bond	101	6/19/2020	17,865,414	18,085,313	(219,899)
U.S. Treasury Ultra Long Bond	435	6/19/2020	92,282,582	96,515,625	(4,233,043)
Ultra 10 Year U.S. Treasury Notes	387	6/19/2020	59,627,514	60,384,094	(756,580)
Gross Unrealized Appreciation				5,060,255
Gross Unrealized Depreciation				(17,243,931)

a Notional amounts in foreign currency have been converted to USD using relevant foreign exchange rates.

See notes to financial statements.

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
BNY Mellon Global Fixed Income Fund

March 31, 2020 (Unaudited)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
Barclays Capital
Norwegian Krone	235,070,000	United States Dollar	20,786,115	4/30/2020	1,829,186
United States Dollar	2,424,671	Thai Baht	79,600,000	6/17/2020	(1,733)
United States Dollar	209,446,382	Euro	190,325,000	4/30/2020	(721,903)
Citigroup
Hong Kong Dollar	265,100,000	United States Dollar	33,927,589	4/14/2020	264,160
Nigerian Naira	2,900,000,000	United States Dollar	7,820,717	5/12/2020	(326,178)
United States Dollar	4,868,298	Nigerian Naira	1,969,760,000	5/12/2020	(222,200)
United States Dollar	61,084,564	Canadian Dollar	86,285,000	4/30/2020	(250,978)
Brazilian Real	63,700,000	United States Dollar	15,094,429	4/2/2020	(2,836,920)
United States Dollar	13,430,318	Brazilian Real	63,700,000	4/2/2020	1,172,809
United States Dollar	19,166,608	South Korean Won	23,266,345,000	6/17/2020	(1,105)
Goldman Sachs
United States Dollar	38,702,058	Australian Dollar	64,920,000	4/30/2020	(1,237,375)
HSBC
United States Dollar	50,094,514	Chinese Yuan Renminbi	357,765,000	6/17/2020	(300,719)
British Pound	18,750,000	United States Dollar	22,028,437	4/30/2020	1,277,250
Japanese Yen	3,063,000,000	United States Dollar	28,411,884	4/30/2020	120,873
United States Dollar	5,765,757	Singapore Dollar	8,340,000	6/17/2020	(108,882)
J.P. Morgan Securities
Egyptian Pound	135,000,000	United States Dollar	8,481,152	5/28/2020	(130,590)
United States Dollar	8,191,249	Egyptian Pound	135,000,000	5/28/2020	(159,313)
United States Dollar	34,039,548	Hong Kong Dollar	265,100,000	4/14/2020	(152,201)
Swiss Franc	28,800,000	United States Dollar	29,382,418	4/30/2020	588,236

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
J.P. Morgan Securities (continued)
United States Dollar	27,182,727	Thai Baht	892,640,000	6/17/2020	(27,137)
Indian Rupee	995,000,000	United States Dollar	12,976,005	6/17/2020	62,403
United States Dollar	11,032,173	British Pound	8,900,000	4/30/2020	(30,260)
Euro	12,000,000	United States Dollar	13,260,000	4/30/2020	(8,880)
United States Dollar	220,333,146	Euro	200,565,000	4/30/2020	(1,142,761)
United States Dollar	2,335,820	Nigerian Naira	930,240,000	5/12/2020	(68,222)
United States Dollar	38,719,435	Australian Dollar	64,940,000	4/30/2020	(1,232,302)
United States Dollar	11,774,296	Japanese Yen	1,300,000,000	4/30/2020	(335,591)
Merrill Lynch, Pierce, Fenner & Smith
United States Dollar	15,600,250	Swiss Franc	14,970,000	4/30/2020	21,754
Swedish Krona	298,930,000	United States Dollar	29,199,078	4/30/2020	1,041,018
New Zealand Dollar	34,735,000	United States Dollar	20,068,841	4/30/2020	652,671
Morgan Stanley
Polish Zloty	120,000,000	United States Dollar	28,860,584	6/17/2020	137,837
United States Dollar	253,634,016	Japanese Yen	28,159,463,000	4/30/2020	(8,679,764)
Mexican Peso	700,000,000	United States Dollar	28,187,617	6/17/2020	981,882
United States Dollar	12,683,238	Indian Rupee	995,000,000	6/17/2020	(355,170)
United States Dollar	10,038,375	Malaysian Ringgit	44,470,000	6/17/2020	(244,142)
UBS Securities
United States Dollar	116,092,799	Euro	105,490,000	4/30/2020	(395,588)
Gross Unrealized Appreciation					8,150,079
Gross Unrealized Depreciation					(18,969,914)

See notes to financial statements.

STATEMENT OF SWAP AGREEMENTS
BNY Mellon Global Fixed Income Fund

March 31, 2020 (Unaudited)

Centrally Cleared Interest Rate Swaps
Received Reference Entity	Paid Reference Entity	Maturity Date	Notional Amount ($)	Unrealized Appreciation ($)
NZD Fixed at 1.61	NZD - 3 Month Bank Bill	12/16/29	32,221,800	2,251,611
GBP Fixed at 0.73	GBP - 6 Month GBP Libor	2/26/50	44,578,969	1,628,457
NZD Fixed at 1.03375	NZD - 3 Month Bank Bill	10/25/24	61,847,955	1,304,696
Gross Unrealized Appreciation				5,184,764

GBP—British Pound

NZD—New Zealand Dollar

See notes to financial statements.

Centrally Cleared Credit Default Swaps

Reference Obligation	Maturity Date	Notional Amount ($)[1]	Market Value ($)	Upfront Payments/ Receipts ($)	Unrealized Appreciation (Depreciation)($)
Sold Contracts:[2]
Markit CDX North America Investment Grade Index Series 34 Received Fixed Rate of 1.00 3 Month	6/20/25	28,500,000	(151,703)	(170,115)	27,913
Markit CDX North America High Yield Index Series 33 Received Fixed Rate of 5.00 3 Month	12/20/24	88,200,000	(5,004,155)	6,544,588	(11,401,744)
Gross Unrealized Appreciation				27,913
Gross Unrealized Depreciation				(11,401,744)

1 The maximum potential amount the fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

2 If the fund is a seller of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the reference obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.

See notes to financial statements.

NOTES

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills), financial futures and forward foreign currency exchange contracts (“forward contracts”)are valued each business day by one or more independent pricing

NOTES

services (each, a “Service”) approved by the fund's Board Members (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

Each Service and independent valuation firm is engaged under the general oversight of the Board.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Financial futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of BNY Mellon Investment Adviser, Inc., the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are

NOTES

secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by BNY Mellon Investment Adviser Inc., or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund at March 31, 2020 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in the values of interest rates, foreign currencies, or as a substitute for an investment. The fund is subject to market riskinterest rate risk and currency risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the

NOTES

price of the financial instrument increases between those dates. The maximum payout for those contracts is limited to the number of call option contracts written and the related strike prices, respectively.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates. The maximum payout for those contracts is limited to the number of put option contracts written and the related strike prices, respectively.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty.

Swap Agreements: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the OTC market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of

NOTES

fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

For OTC swaps, the fund accrues for interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap agreements in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date. Upon entering into centrally cleared swap agreements, an initial margin deposit is required with a counterparty, which consists of cash or cash equivalents. The amount of these deposits is determined by the exchange on which the agreement is traded and is subject to change. The change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including upon termination, are recorded as realized gain (loss) in the Statement of Operations.

Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is included within realized gain (loss) on swap agreements in the Statement of Operations. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

Credit Default Swaps: Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced obligation) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring. The fund enters into these agreements to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. For those credit default swaps in which the fund is paying a fixed rate, the fund is buying credit protection on the instrument. In the event of a credit event, the fund would receive the full notional amount for the reference obligation. For those credit default swaps in which the fund is receiving a fixed rate, the fund is selling credit protection on the underlying instrument. The maximum payouts for these agreements are limited to the notional amount of each swap. Credit default swaps may involve greater risks than if the fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk. This risk may be mitigated by Master

NOTES

Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty.

At March 31, 2020, accumulated net unrealized depreciation on investments was $14,522,561, consisting of $87,504,305 gross unrealized appreciation and $102,026,866 gross unrealized depreciation.

At March 31, 2020, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Additional investment related disclosures are hereby incorporated by reference to the annual and semi-annual reports previously filed with the SEC on Form N-CSR.